Exhibit 99.2

Exhibit 99.2

Q3 2016 Earnings

Earnings Release Supplement:

October 18, 2016

A broadly diversified business across clients, products and geographies

Q3 2016 Long-term Base Fees of $2.428 billion

Long-term Assets Under Management of $4.718 trillion at September 30, 2016

Product Type Client Type Style Region

Institutional Active

29% 33%

Equity Equity    Active

54% 52% Institutional 52% Americas Americas

62%    63% 64%

Retail iShares

34% 26%

Fixed Income Retail

Fixed Income 29% 12% iShares

34%     37%

Index EMEA EMEA

iShares 41% 29% 29%

Multi-asset iShares 37%

Multi-asset 12% 26%

9%     Index

Alternatives 3% Alternatives 7%    11% Asia-Pacific 8% Asia-Pacific 7%

AUM Base Fees AUM Base Fees AUM Base Fees AUM Base Fees

Note: Base Fees and AUM by region data is based on client domicile.

Long-term net flows ($ in billions)

LTM organic asset growth rate (%) LTM organic base fee growth rate (%)

Total Long-Term                Retail

4% 5% 5% 4% 4% 4% 3% 3% 3% 11% 11% 11% 10% 10% 7% 4% 1% 0%

6% 6% 7% 6% 6% 6% 4% 2% 3%

$88

$70

$54 $55

$29    $35 $36

$23

$14 $11

$2 $5    $7 $7 $0

$(7)                 $(6) $(2)

Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3

Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2014 2014 2015 2015 2015 2015 2016 2016 2016

2014 2014 2015 2015 2015 2015 2016 2016 2016

iShares                Institutional

9% 11% 14% 11% 12% 13% 11% 11% 15% 0% 1% 2% 1% 1% (1)% (1)% 0% 0%

$60 $51

$44

$35                $21 $21

$18    $23 $24 $16 $6                $12 $6

$11                $5

$(13) $(8)

$(29)

Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3

2014 2014 2015 2015 2015 2015 2016 2016 2016 2014 2014 2015 2015 2015 2015 2016 2016 2016

Note: LTM organic asset growth rate measures rolling last twelve months net flows over beginning of period assets.

Profitability ($ in millions, except per share data)

Operating Income and Margin, as adjusted

44.9%

44.2% 43.6% 43.9% 43.9% 44.8%

41.2% 41.6% 41.6%

$1,248 $1,227

$1,214                $1,216

$1,154    $1,143 $1,179

$1,077    $1,047

Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3

2014 2014 2015 2015 2015 2015 2016 2016 2016

Net Income and EPS, as adjusted

$5.21 $5.00 $5.14

$4.82 $4.89 $4.96

$4.75 $4.78

$4.25

$890 $838 $844 $854 $821 $830 $797 $801

$711

Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2014 2014 2015 2015 2015 2015 2016 2016 2016

Net Income, as adjusted EPS, as adjusted

Operating Income, as adjusted Operating Margin, as adjusted

For further information and reconciliations between GAAP and as adjusted, see page 9 of this earnings release supplement, notes (1) through (4) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks.

Capital management (amounts in millions, except per share data)

Share repurchases and weighted average diluted shares

170.8 170.4 169.7

169.1 168.7 168.6

167.4 166.6 166.3

$300 $275 $275 $275 $275 $275 $275 $250 $250

Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3

2014 2014 2015 2015 2015 2015 2016 2016 2016

Share Repurchases Weighted average diluted shares

Amounts above exclude repurchases of employee tax withholdings related to employee stock transactions.

Dividends and Payout Ratios

109%(1)

81% 83% 78%

76% 74% 74% 70%

(1)

63% 64%

47% 48%

44% 43% 42% 43% 40% 35%

$2.29 $2.29 $2.29

$2.18 $2.18 $2.18 $2.18

$1.93 $1.93

Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3

2014 2014 2015 2015 2015 2015 2016 2016 2016

Dividends GAAP Dividend Payout Ratio Total GAAP Payout Ratio

GAAP Dividend Payout Ratio = Dividends declared / GAAP net income.

Total GAAP Payout Ratio = (Dividends declared + share repurchases) / GAAP net income.

(1) GAAP Dividend Payout Ratio and Total GAAP Payout Ratio include the pre-tax restructuring charge of $76 million.

Major market indices and exchange rates

% Change    % Change

Spot 9/30/2016 vs. Average Q3 2016 vs.

9/30/2015 6/30/2016 9/30/2016 6/30/2016 9/30/2015 Q3 2015 Q2 2016 Q3 2016 Q2 2016 Q3 2015

Equity Indices:

Domestic

S&P 500 1,920 2,099 2,168 3% 13% 2,026 2,075 2,161 4% 7%

Global

MSCI Barra World Index 1,582 1,653 1,726 4% 9% 1,691 1,656 1,712 3% 1%

MSCI Europe Index 117 112 116 4% (1)% 127 114 115 1% (9)%

MSCI AC Asia Pacific Index 124 129 140 9% 13% 135 128 137 7% 1%

MSCI Emerging Markets Index 792 834 903 8% 14% 860 819 887 8% 3%

S&P Global Natural Resources 2,365 2,768 2,930 6% 24% 2,714 2,720 2,888 6% 6%

Fixed Income Index:

Barclays U.S. Aggregate Bond Index 1,936 2,028 2,037 -% 5% 1,924 1,997 2,035 2% 6%

Foreign Exchange Rates:

GBP to USD 1.51 1.33 1.30 (2)% (14)% 1.55 1.44 1.31 (9)% (15)%

EUR to USD 1.12 1.11 1.12 1% -% 1.11 1.13 1.12 (1)% 1%

Source: Bloomberg

Quarterly revenue

Total Revenue

Q3 2016 $2,837 million

85%

2% 1%

5%2% 5%

Base Fees ex. Securities Lending Securities Lending Performance Fees Aladdin Other BRS

Other Revenue

Percentage Change Year-over-Year Sequential

Base Fees ex. SL 3% 3%

Securities Lending 23% (6)%

Performance Fees (72)% (22)%

Aladdin 13% 4%

Other BRS (31)% (15)%

Distribution Fees (29)% (9)%

Other Revenue (25)% (16)%

Total (3)% 1%

Q3 2016 Compared to Q3 2015

$(73) million

$27 $17 $(4) $(10) $(16) $(150) $63 $2,910 $2,837

Q3 2015 Base Fees ex Securities Aladdin Distribution Other BRS Other Performance Q3 2016 Sec Lending Lending fees Revenue Fees

Q3 2016 Compared to Q2 2016

$33 million

$66 $6 $(1) $(4) $(9) $(9) $(16) $2,804 $2,837

Q2 2016 Base Fees ex Aladdin Distribution Other BRS Other Securities Performance Q3 2016 Sec Lending fees Revenue Lending Fees

Quarterly investment advisory, administration fees and securities lending revenue

Investment advisory, administration fees and securities lending revenue

Q3 2015: $2,456 million Q3 2016: $2,546 million Q2 2016: $2,489 million

27% 27% 26%

19% 6% 7% 7% 16% 16%

3% 5% 17% 17% 16% 5%

7% 7% 8%

6% 7% 7% 13% 3% 11% 3% 11% 3%

Active Equity iShares Equity Non-ETF Index Equity Active Fixed Income iShares Fixed Income Non-ETF Index Fixed Income Multi-Asset Alternatives Cash

Q3 2016 Compared to Q3 2015

$90 million

$12 $8 $(4) $(18)

$25 $18 $(37)

$37 $2,546 $2,456 $49

Q3 2015 iShares Cash Active iShares Non-ETF Non-ETF Alts Active Multi- Q3 2016 FI FI EQ EQ FI EQ Asset

Q3 2016 Compared to Q2 2016

$57 million

$9 $3 $(1) $(4) $(6) $(8)

$16 $13 $2,546 $35 $2,489

Q2 2016 iShares iShares Active Non-ETF Active Cash Non-ETF Multi- Alts Q3 2016 EQ FI FI FI EQ EQ Asset

Quarterly expense

Expense, as adjusted, by category

Q3 2016

$1,621 million


60%
7%
12%
19%
2%
Employee Comp. & Benefits
Distribution & Servicing Costs
Direct Fund Expense
General & Administration
Amortization of Intangibles

Percentage Change	Year-over-Year	Sequential
Employee Comp. & Benefits	(6)%	(1)%
Distribution & Servicing Costs	12%	5%
Amort. of Deferred Sales Commissions	(33)%	(11)%
Direct Fund Expense	1%	3%
General & Administrative	(2)%	(1)%
Amortization of Intangibles	(26)%	- %
Total	(4)%	- %

Q3 2016 Compared to Q3 2015, as adjusted


$(62) million
$1,683
$(56)
$(9)
$(7)
$(4)
$2
$12
$1,621
Q3 2015
Comp & Benefits
Amort - Intang Assets
G&A
Amort - Def Sales Comm
Direct Fund
Distribution & Servicing
Q3 2016

Q3 2016 Compared to Q2 2016, as adjusted


$(4) million
$1,625
$(9)
$(4)
$(1)
$5
$5
$1,621
Q2 2016
Comp & Benefits
G&A
Amort - Def Sales Comm
Direct Fund
Distribution & Servicing
Q3 2016

Expense, as adjusted, includes non-GAAP adjustments related to PNC LTIP funding obligation of $7 million in the third quarter of 2016, $10 million in third quarter of 2015 and $6 million in the second quarter of 2016. Expense, as adjusted, also includes a non-GAAP adjustments for compensation related to appreciation (depreciation) on certain deferred compensation plans of $(5) million in the third quarter of 2015. For further information, see notes (1) through (4) in the current earnings release.

BLACKROCK®

8

Reconciliation between GAAP and as adjusted ($ in millions)

2014 2015 2016

Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3

Operating Income

GAAP $1,157 $1,144 $1,067 $1,238 $1,222 $1,137 $963 $1,173 $1,209

Non-GAAP

adjustments 57 10 10 10 5 6 84 6 7

As Adjusted $1,214 $1,154 $1,077 $1,248 $1,227 $1,143 $1,047 $1,179 $1,216

Nonoperating Income

(Expense)

GAAP $(52) $(60) $16 $(41) $(48) $11 $(48) $(25) $1

Non-GAAP

adjustments 44 6 (5) (9) 16 (10) 10 (6) (2)

As Adjusted $(8) $(54) $11 $(50) $(32) $1 $(38) $(31) $(1)

Net Income

GAAP $917 $813 $822 $819 $843 $861 $657 $789 $875

Non-GAAP

adjustments (27) 8 8 19 1 (60) 54 8 (21)

As Adjusted $890 $821 $830 $838 $844 $801 $711 $797 $854

Non-GAAP adjustments include amounts related to a restructuring charge, PNC LTIP funding obligation, compensation related to appreciation (depreciation) on certain deferred compensation plans and noncash income tax matters, as applicable.

For further information and reconciliation between GAAP and as adjusted, see notes (1) through (4) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks.

Important Notes

This presentation, and other statements that BlackRock, Inc. (“BlackRock”) may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions.

BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

In addition to risk factors previously disclosed in BlackRock’s Securities and Exchange Commission reports and those identified elsewhere in this presentation, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; (3) the relative and absolute investment performance of BlackRock’s investment products; (4) the impact of increased competition; (5) the impact of future acquisitions or divestitures; (6) the unfavorable resolution of legal proceedings; (7) the extent and timing of any share repurchases; (8) the impact, extent and timing of technological changes and the adequacy of intellectual property, information and cyber security protection; (9) the impact of legislative and regulatory actions and reforms, including the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulatory, supervisory or enforcement actions of government agencies relating to BlackRock or The PNC Financial Services Group, Inc.; (10) terrorist activities, international hostilities and natural disasters, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (11) the ability to attract and retain highly talented professionals; (12) fluctuations in the carrying value of BlackRock’s economic investments; (13) the impact of changes to tax legislation, including income, payroll and transaction taxes, and taxation on products or transactions, which could affect the value proposition to clients and, generally, the tax position of BlackRock; (14) BlackRock’s success in maintaining the distribution of its products; (15) the impact of BlackRock electing to provide support to its products from time to time and any potential liabilities related to securities lending or other indemnification obligations; and (16) the impact of problems at other financial institutions or the failure or negative performance of products at other financial institutions.

This presentation also includes non-GAAP financial measures. You can find our presentations on the most directly comparable GAAP financial measures calculated in accordance with GAAP and our reconciliations on page 9 of this earnings release supplement, our current earnings release dated October 18, 2016, and BlackRock’s other periodic reports, which are available on BlackRock’s website at www.blackrock.com.